CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TOSECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of America First Apartment Investors, Inc. (the "Company") for the quarter ended March 31, 2003, I, Mark A. Hiatt, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Mark A. Hiatt

Chief Financial Officer

May 9, 2003

A signed original of this written statement required by Section 906 has been provided to America First Apartment Investors, Inc. and will be retained by America First Apartment Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.